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                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


  We consent to the use in this Amendment No. 2 to Registration Statement on Form 10 of CBC Holding Company of our report dated January 17, 1997.


Thigpen, Jones, Seaton & Co., P.C.
Dublin, Georgia

November 20, 1997